                 Crown Central Petroleum Corporation
                 Crown Central Petroleum Corporation
                 Crown Central Petroleum Corporation

                                Bylaws
                                Bylaws
                                Bylaws

                      Adopted February 29, 1996

                                  Table of Contents


                                    Article I
                                  ____________
                                  Stockholders


          78
          Section 1.1     Meetings of Stockholders                  1
          Section 1.2     Annual Meeting                            1
          Section 1.3     Special Meeting Called by Corporation     2
          Section 1.4     Special Meeting Called by Stockholders    2
          Section 1.5     Record Date                               3
          Section 1.6     Quorum                                    3
          Section 1.7     Proxies                                   4
          Section 1.8     Ballot Vote                               4
          Section 1.9     Inspection of Books                       4

                                   Article II
                               ___________________
                               Stock and Dividends


          Section 2.1     Certificates of Stock                     4
          Section 2.2     Transfers of Stock                        4
          Section 2.3     Registered Stockholders                   4
          Section 2.4     Lost Certificates                         4
          Section 2.5     Dividends                                 5

                                   Article III
                                    _________
                                    Directors


          Section 3.1     Board of Directors                        5
          Section 3.2     Number of Directors                       5
          Section 3.3     Eligibility; Nomination Procedures        5
          Section 3.4     Vacancies                                 6
          Section 3.5     Place and Time of Meeting                 6
          Section 3.6     Annual Meeting                            6
          Section 3.7     Calling of Meeting                        6
          Section 3.8     Notice of Meeting.                        6
          Section 3.9     Quorum                                    7
          Section 3.10    Compensation of Directors                 7

                                   Article IV
                         ______________________________
                         Executive and Other Committees


          Section 4.1     Executive Committee                       7
          Section 4.2     Other Committees                          7
          Section 4.3     Procedures Applicable to Committees       7



                                                              Page (i)

                                    Article V
                                    ________
                                    Officers

          Section 5.1     Appointment and Removal of Officers       8
          Section 5.2     Chairman of the Board                     8
          Section 5.3     Vice Chairman of the Board                8
          Section 5.4     President                                 9
          Section 5.5     Vice Presidents                           9

                                                                         79
          Section 5.6     Secretary                                 9
          Section 5.7     Treasurer                                 9
          Section 5.8     Controller                                10
          Section 5.9     Assistant Officers                        10
          Section 5.10    Vacancies                                 10
          Section 5.11    Duties of Officers May Be Delegated       10

                                   Article VI
                       ___________________________________
                       Indemnity of Directors and Officers


          Section 6.1     Indemnity                                 10
          Section 6.2     Advancement of Expenses                   11
          Section 6.3     Services in Other Capacities              11
          Section 6.4     Rights not Exclusive                      11

                                   Article VII
                         ______________________________
                         Certain Administrative Matters


          Section 7.1     Checks                                    12
          Section 7.2     Fiscal Year                               12
          Section 7.3     Annual Statements                         12
          Section 7.4     Amendment to Bylaws                       12
          Section 7.5     Offices                                   12
          Section 7.6     Seal                                      12

                                                             Page (ii)

                         Crown Central Petroleum Corporation
                         Crown Central Petroleum Corporation
                         Crown Central Petroleum Corporation

                                       Bylaws
                                       Bylaws
                                       Bylaws

          Article I
          Article I
          Article I
          ____________
          Stockholders
          ____________
          Stockholders
          ____________
          Stockholders


               Section 1.1
               Section 1.1
               Section 1.1    ________
                              Meetings
                              ________
                              Meetings
                              ________
                              Meetings

          ________________
          of Stockholders.
          ________________
          of Stockholders.
          ________________
          of Stockholders.  All meetings

          of the stockholders shall be
          at the office of the
          Corporation in Baltimore,
          Maryland, or at such other
          place within the United States
          as the Board of Directors may
          designate.

               Section 1.2
               Section 1.2
               Section 1.2____

                          ____

                          ____
                              ______
                              Annual
                              ______
                              Annual
                              ______
                              Annual

          ________
          Meeting.
          ________
          Meeting.
          ________
          Meeting.


                    (a) The annual
          meeting of stockholders shall
          be held at two o'clock p.m. on
          a business day during the

          80
          thirty (30) day period
          commencing on the fourth
          Thursday of April.  At each
          annual meeting of
          stockholders, only such
          business shall be conducted as
          is proper to consider and has
          been brought before the
          meeting (i) pursuant to the
          Corporation's notice of the
          meeting, (ii) by or at the
          direction of the Board of
          Directors, or (iii) by a
          stockholder who is a
          stockholder of record of a
          class of shares entitled to
          vote on the business such
          stockholder is proposing both
          at the time of the giving of
          the stockholder's notice
          hereinafter described in this
          Section 1.2 and on the record
          date for such annual meeting,
          and who complies with the
          notice procedures set forth in
          this Section 1.2.  Written
          notice of each annual meeting
          shall be given to each
          stockholder by leaving the
          same with the stockholder, or
          at the stockholder's residence
          or usual place of business, or
          by mailing it postage prepaid
          and addressed to the
          stockholder at his or her
          address as it appears upon the
          books of the Corporation, at
          least ten days prior to the
          meeting.

                    (b) In order to
          bring before an annual meeting
          of stockholders any business
          which may properly be
          considered, a stockholder who
          meets the requirements set
          forth in the preceding
          paragraph must give the
          Corporation timely written
          notice which complies with
          Section 1.2(c) of these
          bylaws.  To be timely, a
          stockholder's notice must be
          given, by certified United
          States mail, with postage
          thereon prepaid and with
          return receipt requested,
          addressed to the Secretary at
          the principal office of the
          Corporation.  Any such notice

                                                                         81
          must be received at the
          Corporation's principal office
          not less than 120 calendar
          days in advance of the
          anniversary of the date on
          which the Corporation's proxy
          statement was released to its
          stockholders in connection
          with the previous year's
          annual meeting of
          stockholders, unless the date
          of the meeting to which such
          notice relates has been
          changed by more than 30 days
          from the date contemplated at
          the time of the previous
          year's proxy statement, in
          which case any such notice
          must be received not less than
          60 days before the date
          established for the meeting.

                    (c) Each such
          stockholder's notice shall set
          forth as to each matter the
          stockholder proposes to bring
          before the annual meeting: (i)
          the name and address, as they
          appear on the Corporation's
          stock transfer books, of the
          stockholder proposing
          business; (ii) the class and
          number of shares of stock of
          the Corporation beneficially
          owned by such stockholder;
          (iii) a representation that
          such stockholder is a
          stockholder of record at the
          time of the giving of the
          notice and intends to appear
          in person or by proxy at the
          meeting to present the
          business specified in the
          notice; (iv) a brief
          description of the business
          desired to be brought before
          the meeting, including the
          complete text of any
          resolutions to be presented
          and the reasons for wanting to
          conduct such business; and (v)
          any interest which the
          stockholder may have in such
          business.

                    (d) The Secretary or
          Assistant Secretary shall

          82
          deliver each stockholder's
          notice that has been timely
          received to the Chairman and
          to the President for review.

                    (e) Notwithstanding
          the foregoing provisions of
          this Section 1.2, a
          stockholder seeking to have a
          proposal included in the
          Corporation's proxy statement
          for an annual meeting of
          stockholders shall comply with
          the requirements of Regulation
          14A under the Securities
          Exchange Act of 1934, as
          amended from time to time, or
          with any successor regulation.

               Section 1.3
               Section 1.3
               Section 1.3____

                          ____

                          ____
                              _______
                              Special
                              _______
                              Special
                              _______
                              Special

          ______________________________
          Meeting Called by Corporation.
          ______________________________
          Meeting Called by Corporation.
          ______________________________
          Meeting Called by Corporation.

           At any time in the interval
          between regular meetings,
          special meetings of the
          stockholders may be called by
          the Chairman of the Board, the
          Vice Chairman of the Board,
          the President, or by a
          majority of the Board of
          Directors, stating the place,
          day, and hour of such special
          meeting, and the business
          proposed to be transacted
          thereat.  Such notice shall be
          given to each stockholder
          entitled to vote thereat by
          leaving the same with the
          stockholder, or at the
          stockholder's residence or
          usual place of business, or by
          mailing it postage prepaid and
          addressed to the stockholder
          at his or her address as it
          appears upon the books of the
          Corporation.  No business
          shall be transacted at such
          meetings except for the
          business set forth in the
          notice.

               Section 1.4
               Section 1.4
               Section 1.4____

                          ____

                          ____
                              _______
                              Special
                              _______
                              Special
                              _______
                              Special

          _________________
          Meeting Called by
          _________________
          Meeting Called by
          _________________
          Meeting Called by

          _____________
          Stockholders.
          _____________
          Stockholders.
          _____________
          Stockholders.

                                                                         83
                    (a) A special
          meeting may also be called by
          stockholders entitled to cast
          twenty-five percent (25%) of
          all votes entitled to be cast
          at the meeting, upon the
          request in writing signed by
          such stockholders and
          delivered to the Chairman of
          the Board, the Vice Chairman
          of the Board, the President,
          or the Secretary.  Such
          request shall set forth: (i)
          the names and addresses, as
          they appear on the
          Corporation's stock transfer
          books, of the stockholders
          making the request; (ii) the
          class and number of shares of
          stock of the Corporation
          beneficially owned by such
          stockholders; (iii) a
          representation that such
          stockholders are stockholders
          of record at the record date
          for determining whether the
          requisite number of
          stockholders have signed and
          delivered the written request
          demanding a special meeting of
          stockholders and a
          representation as to the date
          on which the first such
          stockholder signed such
          request; (iv) a representation
          that each such stockholder
          intends to appear in person or
          by proxy at the meeting to
          present the business specified
          in the notice; (v) as to each
          matter or business the
          requesting stockholders
          propose to bring before the
          special meeting, a brief
          description of the matter or
          business including the
          complete text of any
          resolutions to be presented
          and the reasons for wanting to
          conduct such business; and
          (iv) any interest which any of
          the requesting stockholders
          may have in such business.

                    (b) The record date
          for determining whether the
          requisite number of
          stockholders have signed and
          delivered the written request
          demanding a special meeting of

          84
          stockholders is the date the
          first such stockholder signs
          such request.

                    (c) A special
          meeting may not be called to
          consider any matter which is
          substantially the same as a
          matter voted on at any special
          meeting of the stockholders
          held during the preceding
          twelve (12) months, unless the
          meeting is requested by
          stockholders entitled to cast
          a majority of all of the votes
          entitled to be cast at the
          meeting.  The twelve month
          period shall be determined
          from the date of the previous
          special meeting to the date of
          the stockholder request.

                    (d) The Secretary or
          Assistant Secretary shall
          inform the stockholders who
          make the request of the
          reasonably estimated cost of
          preparing and mailing a notice
          of the meeting, and only upon
          payment of these costs to the
          Corporation, notify each
          stockholder entitled to notice
          of the meeting.  If the
          officer of the Corporation to
          whom such request in writing
          shall have been delivered
          pursuant to Section 1.4(a)
          shall fail to issue a call for
          such meeting within ten (10)
          business days after payment to
          the Corporation of the
          reasonably estimated cost of
          preparing and mailing a notice
          of the meeting, then the
          stockholders who made the
          request may do so by giving
          fifteen (15) business days'
          notice of the time, place and
          object of the meeting by
          advertisement inserted in a
          daily newspaper of general
          circulation in the City of
          Baltimore, Maryland.

                    (e) Only business
          within the purpose or purposes

                                                                         85
          described in the notice for a
          special meeting of
          stockholders may be conducted
          at the meeting.

               Section 1.5
               Section 1.5
               Section 1.5____

                          ____

                          ____
                              ______
                              Record
                              ______
                              Record
                              ______
                              Record

          _____
          Date.
          _____
          Date.
          _____
          Date.


                    (a) The Board of
          Directors shall fix, in
          advance, a record date to make
          a determination of
          stockholders for an annual
          meeting, or for any special
          meeting, such date to be not
          more than ninety (90) nor less
          than ten (10) days before the
          meeting or action requiring a
          determination of stockholders.
           If no such record date is set
          the record date shall be the
          close of business on the day
          before the date on which the
          first notice is given.

                    (b) When a
          determination of stockholders
          entitled to notice of or to
          vote at any meeting of
          stockholders has been made,
          such determination shall be
          effective for any adjournment
          of the meeting unless the
          Board of Directors fixes a new
          record date, which it shall do
          if the meeting is adjourned to
          a date more than ninety (90)
          days after the date fixed for
          the original meeting.

               Section 1.6
               Section 1.6
               Section 1.6____

                          ____

                          ____
                              _______
                              Quorum.
                              _______
                              Quorum.
                              _______
                              Quorum.

          The presence in person or by
          proxy of stockholders entitled
          to cast a majority of all
          votes entitled to be cast at
          the meeting shall be requisite
          and shall constitute a quorum
          for the transaction of
          business at all meetings of
          the stockholders except as
          otherwise provided by law or
          by the charter.  If at any
          annual or special meeting of
          stockholders a quorum shall
          fail to attend, a majority in
          interest attending in person
          or by proxy shall have power

          86
          to adjourn the meeting from
          time to time without notice
          other than announcement at the
          meeting until the requisite
          amount of voting stock shall
          be present.  At any such
          adjourned meeting, at which
          the requisite amount of voting
          stock shall be present in
          person or by proxy, any
          business may be transacted
          which might have been
          transacted at the meeting
          originally called, had the
          same been held at the time so
          called.

               Section 1.7
               Section 1.7
               Section 1.7 ___

                           ___

                           ___
                              ________
                              Proxies.
                              ________
                              Proxies.
                              ________
                              Proxies.

          At any meeting stockholders
          may vote either in person or
          by proxy. Such proxy shall be
          in writing and dated, but no
          proxy which is dated more than
          three (3) months before the
          meeting at which it is offered
          shall be accepted unless such
          proxy shall, on its face, name
          a longer period for which it
          is to remain in force.

               Section 1.8
               Section 1.8
               Section 1.8____

                          ____

                          ____
                              _______
                              Vote by
                              _______
                              Vote by
                              _______
                              Vote by

          _______
          Ballot.
          _______
          Ballot.
          _______
          Ballot.  The vote for

          Directors, and, upon demand of
          any stockholder, the vote upon
          any question before the
          meeting, shall be by ballot.

               Section 1.9
               Section 1.9
               Section 1.9 ___

                           ___

                           ___
                              __________
                              Inspection
                              __________
                              Inspection
                              __________
                              Inspection

          _________
          of Books.
          _________
          of Books.
          _________
          of Books.  Except as otherwise

          provided by statute the Board
          of Directors shall determine
          from time to time whether, and
          if allowed, when and under
          what conditions and
          regulations the accounts and
          books of the Corporation or
          any of them shall be open to
          inspection of the
          stockholders, and the
          stockholders' rights in this
          respect are and shall be

                                                                         87
          restricted and limited
          accordingly.

          Article II
          Article II
          Article II
          ___________________
          Stock and Dividends
          ___________________
          Stock and Dividends
          ___________________
          Stock and Dividends


               Section 2.1
               Section 2.1
               Section 2.1
          _____

          _____

          _____
               ______________________
               Certificates of Stock.
               ______________________
               Certificates of Stock.
               ______________________
               Certificates of Stock.

          Each stockholder shall be
          entitled to a certificate of
          stock of the Corporation which
          shall be signed by the
          Chairman of the Board,
          President or a Vice President
          and by the Secretary or an
          Assistant Secretary, or the
          Treasurer or an Assistant
          Treasurer of the Corporation,
          and sealed with its seal;
          which shall exhibit the
          holder's name and certify the
          number of shares owned by the
          stockholder.  A certificate
          shall be deemed to be so
          signed and sealed whether the
          signatures be manual or
          facsimile signatures and
          whether the seal be a
          facsimile seal or any other
          form of seal.  Each
          certificate shall be counter-
          signed by the transfer agent
          and registered by the
          Registrar duly appointed by
          the Board of Directors of the
          Corporation, the Board of
          Directors being hereby given
          the power and authority to
          appoint one or more Transfer
          Agents and one or more
          Registrars.

               Section 2.2
               Section 2.2
               Section 2.2 ___

                           ___

                           ___
                              _________
                              Transfers
                              _________
                              Transfers
                              _________
                              Transfers

          _________
          of Stock.
          _________
          of Stock.
          _________
          of Stock.  Transfers of stock

          shall be made on the books of
          the Corporation only by the
          person named in the
          certificate, or by his or her
          attorney, lawfully constituted
          in writing, upon surrender and
          cancellation of certificates
          for a like number of share.

          88
               Section 2.3
               Section 2.3
               Section 2.3____

                          ____

                          ____
                              __________
                              Registered
                              __________
                              Registered
                              __________
                              Registered

          _____________
          Stockholders.
          _____________
          Stockholders.
          _____________
          Stockholders.  The Corporation

          shall be entitled to recognize
          the exclusive right of a
          person registered on its books
          as the owner of shares to
          receive dividends and to vote
          as such owner, and for any
          other purpose, and shall not
          be bound to recognize any
          equitable or other claim to or
          interest in such shares on the
          part of any other person,
          whether or not it shall have
          express or other notice
          thereof, save as expressly
          provided for by the laws of
          Maryland.

               Section 2.4
               Section 2.4
               Section 2.4 ___

                           ___

                           ___
                              ____
                              Lost
                              ____
                              Lost
                              ____
                              Lost

          _____________
          Certificates.
          _____________
          Certificates.
          _____________
          Certificates.  Any person

          claiming a certificate of
          stock to be lost, stolen,
          destroyed, or mutilated shall
          make an affidavit or
          affirmation to that fact and
          advertise the same in such
          manner as the Board of
          Directors may require, and
          shall, if the Directors so
          require, give the Corporation
          a bond of indemnity in form
          and with one or more sureties
          satisfactory to the Board in
          at least double the value of
          the stock represented by said
          certificate, whereupon a new
          certificate may be issued of
          the same tenor and for the
          same number of shares as the
          one alleged to be lost,
          stolen, destroyed or
          mutilated.

               Section 2.5
               Section 2.5
               Section 2.5____

                          ____

                          ____
                              __________
                              Dividends.
                              __________
                              Dividends.
                              __________
                              Dividends.

           Dividends upon the capital
          stock of the Corporation when
          earned may be declared by the
          Board of Directors at any
          regular or special meeting.
          The Board of Directors shall

                                                                         89
          have power from time to time
          to fix and determine and to
          vary the amount of working
          capital of the Corporation,
          and to direct and determine
          the use and disposition of any
          surplus or net profits; and
          the amount of the surplus and
          the net profits of the
          Corporation to be reserved
          before the payment of any
          dividend shall rest wholly in
          the discretion of the Board of
          Directors.

          Article III
          Article III
          Article III
          _________
          Directors
          _________
          Directors
          _________
          Directors


               Section 3.1
               Section 3.1
               Section 3.1 ___

                           ___

                           ___
                              ________
                              Board of
                              ________
                              Board of
                              ________
                              Board of

          __________
          Directors.
          __________
          Directors.
          __________
          Directors.  The business and

          affairs of this Corporation
          shall be managed under the
          direction of the Board of
          Directors, and all of the
          powers of the Corporation,
          except such as are by law, or
          by the charter, or by these
          bylaws conferred upon or
          reserved to the stockholders
          may be exercised by the Board
          of Directors.

               Section 3.2
               Section 3.2
               Section 3.2____

                          ____

                          ____
                              _________
                              Number of
                              _________
                              Number of
                              _________
                              Number of

          __________
          Directors.
          __________
          Directors.
          __________
          Directors.  The Board of

          Directors shall consist of ten
          (10) persons which number from
          time to time may be increased
          to not greater than twenty or
          decreased to not less than
          three by vote of a majority of
          the entire Board of Directors.
           Each Director shall hold
          office until his or her death,
          resignation, or removal or
          until his or her successor is
          elected and qualified.

               Section 3.3
               Section 3.3
               Section 3.3
          _____

          _____

          _____
               _______________________
               Eligibility; Nomination
               _______________________
               Eligibility; Nomination
               _______________________
               Eligibility; Nomination

          ___________
          Procedures.
          ___________
          Procedures.
          ___________
          Procedures.


                    (a) No person shall
          be eligible for election as a

          90
          Director at a meeting of
          stockholders unless nominated
          (i) by the Board of Directors
          or (ii) by a stockholder who
          is a stockholder of record of
          a class of shares entitled to
          vote for the election of
          Directors, both at the time of
          the giving of the
          stockholder's notice described
          in this Section 3.3 and on the
          record date for the meeting at
          which Directors will be
          elected, and who complies with
          the notice procedures set
          forth in this Section 3.3.

                    (b) In order to
          nominate any persons, a
          stockholder who meets the
          requirements set forth in the
          preceding paragraph must give
          the Corporation timely written
          notice.  To be timely, a
          stockholder's notice must be
          given either by personal
          delivery to the Secretary at
          the principal office of the
          Corporation or by first class
          United States mail, with
          postage thereon prepaid,
          addressed to the Secretary at
          the principal office of the
          Corporation. Any such notice
          must be received, in the case
          of an annual meeting of
          stockholders, on or after
          January 1st and before
          February 1st of the year in
          which the meeting will be held
          if the meeting is to be an
          annual meeting held within the
          period specified for the
          annual meeting by Section 1.2,
          unless the annual meeting has
          not been held within such
          period, in which case any such
          notice must be received not
          less than sixty (60) days
          before the date established
          for the annual meeting.  In
          the case of a special meeting
          of stockholders, any such
          notice must be received not
          later than the close of
          business on the tenth (10th)
          day following the day on which
          notice of the special meeting
          of stockholders called for the
          purpose of electing Directors

                                                                         91
          is first given to
          stockholders.

          92
                    (c) Each such
          stockholder's notice shall set
          forth the following:  (i) as
          to the stockholder giving the
          notice, (1) the name and
          address of such stockholder as
          they appear on the
          Corporation's stock transfer
          books, (2) the class and
          number of shares of stock of
          the Corporation beneficially
          owned by such stockholder, (3)
          a representation that such
          stockholder is a stockholder
          of record at the time of
          giving the notice and intends
          to appear in person or by
          proxy at the meeting to
          nominate the person or persons
          specified in the notice, and
          (4) a description of all
          arrangements or
          understandings, if any,
          between such stockholder and
          each nominee and any other
          person or persons (naming such
          person or persons) pursuant to
          which the nomination or
          nominations are to be made;
          and (ii) as to each person
          whom the stockholder wishes to
          nominate for election as a
          Director, (1) the name, age,
          business address and residence
          address of such person, (2)
          the principal occupation or
          employment of such person, (3)
          the class and number of shares
          of stock of the Corporation
          which are beneficially owned
          by such person, and (4) all
          other information that is
          required to be disclosed about
          nominees for election as
          Directors in solicitations of
          proxies for the election of
          Directors under the rules and
          regulations of the Securities
          and Exchange Commission.  In
          addition, each such notice
          shall be accompanied by the
          written consent of each
          proposed nominee to serve as a
          Director if elected and such
          consent shall contain a
          statement from the proposed
          nominee to the effect that the
          information about the nominee
          contained in the notice is
          correct.

               Section 3.4
               Section 3.4
               Section 3.4 ___

                           ___

                           ___
                              __________
                              Vacancies.
                              __________
                              Vacancies.
                              __________
                              Vacancies.

           Whenever there is a vacancy
          on the Board of Directors
          (other than a vacancy
          resulting from the removal of
          a Director by vote of the
          stockholders which vacancy is
          immediately thereafter filled
          by the stockholders), then the
          vacancy shall be filled by a
          majority of the remaining
          Directors elected by the
          stockholders of the class or
          series entitled to fill such
          vacancy or by the sole
          remaining Director elected by
          that class or series if there
          is only one such Director.

               Section 3.5
               Section 3.5
               Section 3.5____

                          ____

                          ____
                              _________
                              Place and
                              _________
                              Place and
                              _________
                              Place and

          _______________
          Time of Meeting
          _______________
          Time of Meeting
          _______________
          Time of Meeting  Meetings of

          the Board of Directors may be
          held within, or without the
          State of Maryland, as the
          Board may from time to time
          determine.  The time and place
          of meetings may be fixed by
          the party or parties making
          the call.

               Section 3.6
               Section 3.6
               Section 3.6____

                          ____

                          ____
                              ______
                              Annual
                              ______
                              Annual
                              ______
                              Annual

          ________
          Meeting.
          ________
          Meeting.
          ________
          Meeting.  The Board of

          Directors shall meet for the
          purpose of organization and
          the transaction of other
          business immediately following
          the annual meeting of
          stockholders at which the
          Board was elected.  Such
          meeting shall be held at the
          principal office of the
          Corporation in the State of
          Maryland, or at such other
          place within the United States
          as the Board of Directors may
          have designated for the
          immediately preceding annual
          meeting of stockholders, or as
          may be designated by the
          consent in writing of all of
          the Directors.  No notice of
          such meeting shall be
          necessary.

          94
               Section 3.7
               Section 3.7
               Section 3.7____

                          ____

                          ____
                              __________
                              Calling of
                              __________
                              Calling of
                              __________
                              Calling of

          _______
          Meeting
          _______
          Meeting
          _______
          Meeting  Meetings of the Board

          of Directors may be called by
          the Chairman of the Board, the
          Vice Chairman of the Board,
          the President, or a majority
          of the Board.  At least
          twenty-four (24) hours' notice
          shall be given of all meetings
          of the Board; with the consent
          of the majority of the
          Directors, a shorter notice
          may be given.

               Section 3.8
               Section 3.8
               Section 3.8____

                          ____

                          ____
                              _________
                              Notice of
                              _________
                              Notice of
                              _________
                              Notice of

          ________
          Meeting.
          ________
          Meeting.
          ________
          Meeting. Notices of all

          meetings of Directors may be
          left at their usual places of
          business, or may be sent by
          mail or electronic means, and
          such notices by mail or
          electronic means shall be
          deemed to have been given when
          sent or mailed at Baltimore.

               Section 3.9
               Section 3.9
               Section 3.9____

                          ____

                          ____
                              _______
                              Quorum.
                              _______
                              Quorum.
                              _______
                              Quorum.

          At all meetings of the Board,
          a majority of the entire Board
          of Directors shall be
          necessary and sufficient to
          constitute a quorum for the
          transaction of business,
          except that a lesser number
          may adjourn any meeting from
          time to time.

               Section 3.10
               Section 3.10
               Section 3.10
          _____

          _____

          _____
               _______________
               Compensation of
               _______________
               Compensation of
               _______________
               Compensation of

          __________
          Directors.
          __________
          Directors.
          __________
          Directors.


                    (a) By resolution of
          the Board all Directors, other
          than salaried officers of the
          Corporation or a subsidiary of
          the Corporation, may be
          allowed a fixed sum and
          expenses of attendance, if
          any, for attendance at each
          meeting of the Board and in

                                                                         95
          addition may be allowed for
          their services as Directors
          such annual or other
          compensation as may be fixed
          by resolution of the Board
          from time to time.  The
          preceding provisions shall not
          be construed to preclude any
          Directors, including salaried
          officers, from serving the
          Corporation in any other
          capacity, including service as
          a member of a standing or
          special committee, and
          receiving compensation
          therefor or to preclude
          reimbursement of salaried
          officers who are Directors for
          expenses of attendance at
          meetings of the Board.

                    (b) For their
          services as members of special
          and standing committees,
          Directors may be allowed such
          annual or other compensation
          as may be fixed by resolution
          of the Board of Directors from
          time to time.

          Article IV
          Article IV
          Article IV
          ______________________________
          Executive and Other Committees
          ______________________________
          Executive and Other Committees
          ______________________________
          Executive and Other Committees


               Section 4.1
               Section 4.1
               Section 4.1____

                          ____

                          ____
                              _________
                              Executive
                              _________
                              Executive
                              _________
                              Executive

          __________
          Committee.
          __________
          Committee.
          __________
          Committee.  There may be an

          executive committee of three
          or more Directors designated
          by resolution passed by a
          majority of the whole Board.
          Said committee may meet at
          stated times, or on notice to
          all by any of their own
          number.  During the intervals
          between meetings of the Board,
          such committee shall advise
          with and aid the officers of
          the Corporation in all matters
          concerning its interests and
          the management of its
          business, and generally
          perform such duties and
          exercise such powers as may be
          directed or delegated by the
          Board of Directors from time
          to time.  To such Committee
          may be delegated any or all of
          the powers of the Board of

          96
          Directors in the management of
          the business and affairs of
          the Corporation while the
          Board is not in session,
          excepting such powers as the
          Board of Directors by statute
          may not delegate.

               Section 4.2
               Section 4.2
               Section 4.2 ___

                           ___

                           ___
                              _____
                              Other
                              _____
                              Other
                              _____
                              Other

          ___________
          Committees.
          ___________
          Committees.
          ___________
          Committees.  There may be such

          other standing and special
          committees as may be
          established from time to time
          by resolution passed by a
          majority of the whole Board of
          Directors.  Such committees
          shall be composed of such
          Directors as may be designated
          by the Board of Directors and
          shall perform such duties and
          exercise such powers as may be
          directed by the Board of
          Directors.

               Section 4.3
               Section 4.3
               Section 4.3____

                          ____

                          ____
                              __________
                              Procedures
                              __________
                              Procedures
                              __________
                              Procedures

          _________________________
          Applicable to Committees.
          _________________________
          Applicable to Committees.
          _________________________
          Applicable to Committees.  The

          provisions of these bylaws
          which govern meetings, notice
          and waiver of notice, and
          quorum and voting requirements
          of the Board shall apply to
          committees of Directors and
          their members as well.
          Vacancies in the membership of
          any committee shall be filled
          by the Board of Directors at
          any meeting thereof.  In the
          absence of a member or members
          of a committee, the members
          thereof present at any meeting
          (whether or not they
          constitute a quorum) may
          appoint a member or members of
          the Board of Directors to act
          in the place or places of such
          absent member or members.
          Committees shall keep regular
          minutes of their proceedings,
          and report the same to the
          Board when required.

          Article V
          Article V
          Article V

                                                                         97
          ________
          Officers
          ________
          Officers
          ________
          Officers


               Section 5.1
               Section 5.1
               Section 5.1
          _____

          _____

          _____
               _______________________
               Appointment and Removal
               _______________________
               Appointment and Removal
               _______________________
               Appointment and Removal

          ____________
          of Officers.
          ____________
          of Officers.
          ____________
          of Officers.


                    (a) The officers of
          the Corporation shall be
          chosen by the Board of
          Directors at its first meeting
          after each annual meeting of
          stockholders; and shall
          consist of a Chairman of the
          Board of Directors, a
          President, one or more Vice
          Presidents, a Secretary, a
          Treasurer, a Controller, an
          Assistant Secretary, an
          Assistant Treasurer, and
          whenever deemed advisable by
          the Board of Directors, a Vice
          Chairman of the Board and one
          or more additional Vice
          Presidents (including, without
          limitation, one or more
          Executive, Group, and Senior
          Vice Presidents), Assistant
          Vice Presidents, Assistant
          Secretaries, or Assistant
          Treasurers.  Any two of the
          offices hereinbefore mentioned
          except those of President and
          Vice President, may be held by
          the same person.

                    (b) The Board may
          appoint such other officers
          and agents as it shall deem
          necessary, who shall hold
          their offices for such terms,
          and shall exercise such powers
          and perform such duties as
          shall be determined from time
          to time by the Board.  The
          salaries of all officers of
          the Corporation shall be fixed
          by the Board of Directors or
          by any committee or superior
          officer upon whom such power
          may be conferred from time to
          time by the Board of
          Directors.

                    (c) The officers of
          the Corporation shall hold
          office until their successors
          are chosen and qualified.

                    (d) Any officer or
          employee of the Corporation
          may be removed at any time
          with or without cause, by the
          affirmative vote of a majority
          of the whole Board of
          Directors, or by any committee
          or superior officer upon whom
          such power of removal may be
          conferred by the Board of
          Directors, and such action
          shall be conclusive on the
          officer or employee so
          removed.

               Section 5.2
               Section 5.2
               Section 5.2____

                          ____

                          ____
                              ________
                              Chairman
                              ________
                              Chairman
                              ________
                              Chairman

          _____________
          of the Board.
          _____________
          of the Board.
          _____________
          of the Board.  The Chairman of

          the Board shall be the chief
          executive officer of the
          Corporation.  The Chairman of
          the Board shall preside at all
          meetings of the stockholders
          and Directors and shall
          exercise, subject to control
          of the Board of Directors,
          such general supervision over
          the affairs of the Corporation
          and its employees as may be
          appropriate to carry out the
          policies of the Corporation.
          The Chairman of the Board
          shall have such other
          functions as may be determined
          by the Board of Directors.

                                                                         99
               Section 5.3
               Section 5.3
               Section 5.3____

                          ____

                          ____
                              ____
                              Vice
                              ____
                              Vice
                              ____
                              Vice

          ______________________
          Chairman of the Board.
          ______________________
          Chairman of the Board.
          ______________________
          Chairman of the Board.  The

          Vice Chairman of the Board, if
          elected, shall be the chief
          administrative officer of the
          Corporation, and, subject to
          control of the Board of
          Directors and the general
          supervision of the Chairman of
          the Board, shall, in
          cooperation with the
          President, be responsible for
          the administration of the
          Corporation's activities.  The
          Vice Chairman of the Board
          shall preside at all meetings
          of the stockholders and
          Directors at which the
          Chairman of the Board is not
          present.  The Vice Chairman of
          the Board shall have such
          other functions as may be
          determined by the Board of
          Directors.

               Section 5.4
               Section 5.4
               Section 5.4____

                          ____

                          ____
                              __________
                              President.
                              __________
                              President.
                              __________
                              President.

           The President shall be the
          chief operating officer of the
          Corporation and, subject to
          control of the Board of
          Directors and the general
          supervision of the Chairman of
          the Board, shall have general
          and active management of the
          Corporation's operations.  The
          President shall have all of
          the powers and perform all of
          the duties of the Chairman of
          the Board in case of his or
          her absence or inability to
          act, or if a Chairman of the
          Board has not been elected,
          other than presiding at
          meetings of the stockholders
          and Directors at which the
          Vice Chairman of the Board, if
          elected, shall preside.  The
          President shall also have all
          of the powers and perform all
          of the duties of the Vice
          Chairman of the Board in case
          of his or her absence or
          inability to act, or if a Vice

          100
          Chairman of the Board is not
          elected, other than such
          powers and duties as the
          Chairman of the Board shall
          either elect to exercise and
          perform or to delegate to
          another officer.  The
          President shall perform such
          other duties as may be
          determined by the Board of
          Directors.

               Section 5.5
               Section 5.5
               Section 5.5____

                          ____

                          ____
                              ____
                              Vice
                              ____
                              Vice
                              ____
                              Vice

          ___________
          Presidents.
          ___________
          Presidents.
          ___________
          Presidents.  The Vice

          Presidents shall perform such
          duties as the Chairman of the
          Board, Vice Chairman of the
          Board, President, or Board of
          Directors shall from time to
          time prescribe.  In the order
          of seniority prescribed, the
          most senior Vice President
          shall, in the absence or
          inability of the President to
          act, perform the duties and
          exercise the powers of the
          President.  The order of
          seniority of Vice Presidents
          shall be prescribed from time
          to time by the Board of
          Directors or, in the absence
          of prescription by the Board
          of Directors, by the Chairman
          of the Board.

               Section 5.6
               Section 5.6
               Section 5.6____

                          ____

                          ____
                              __________
                              Secretary.
                              __________
                              Secretary.
                              __________
                              Secretary.

           The Secretary shall attend
          all sessions of the Board and
          all meetings of the
          stockholders and record all
          votes and the minutes of all
          proceedings in a book to be
          kept for that purpose; and
          shall perform like duties for
          the standing committees when
          required.  The Secretary shall
          give, or cause to be given,
          notice of all meetings of the
          stockholders and of the Board
          of Directors; shall have
          custody of the seal of the
          Corporation and whenever
          authorized by the Board shall
          affix the seal to any
          instrument requiring the same;
          and shall perform such other
          duties and have custody of

                                                                        101
          such other books and papers as
          may from time to time be
          prescribed by the Board of
          Directors, the Chairman of the
          Board, the Vice Chairman of
          the Board, or the President.

               Section 5.7
               Section 5.7
               Section 5.7____

                          ____

                          ____
                              __________
                              Treasurer.
                              __________
                              Treasurer.
                              __________
                              Treasurer.

           The Treasurer shall be the
          chief financial officer of the
          Corporation, unless the Board
          of Directors shall designate a
          Vice President as such
          officer, and have the custody
          of the corporate funds and
          securities and shall deposit
          all moneys and other valuable
          effects in the name and to the
          credit of the Corporation in
          such depositories as may be
          authorized by the Board of
          Directors.  The Treasurer
          shall disburse the funds of
          the Corporation as may be
          ordered by the Board, taking
          proper vouchers for such
          disbursements, and shall
          render to the Chairman of the
          Board, the Vice Chairman of
          the Board, the President and
          the Board of Directors,
          whenever they may respectively
          require it, an account of all
          his or her transactions as
          Treasurer and of the financial
          condition of the Corporation.
           The Treasurer shall give the
          Corporation a bond if required
          by the Board of Directors in
          the sum, and with one or more
          sureties satisfactory to the
          Board, for the faithful
          performance of the duties of
          his or her office, and for the
          restoration to the Corporation
          in case of his or her death,
          resignation, retirement, or
          removal from office, of all
          books, papers, vouchers,
          moneys, and other property of
          whatever kind in his or her
          possession or under his or her
          control belonging to the
          Corporation.  If a Controller
          has not been elected, the
          Treasurer shall also have all
          of the powers and perform all
          of the duties of that office.
          The Treasurer shall perform

          102
          such other duties as the
          Chairman of the Board, Vice
          Chairman of the Board,
          President, or Board of
          Directors may from time to
          time prescribe.

               Section 5.8
               Section 5.8
               Section 5.8
          _____

          _____

          _____
               ___________
               Controller.
               ___________
               Controller.
               ___________
               Controller.  The

          Controller shall be the chief
          accounting officer of the
          Corporation.  The Controller
          shall see that adequate and
          correct records of all assets,
          liabilities and transactions
          of the Corporation and its
          subsidiaries are maintained;
          that efficient procedures and
          systems are installed and
          followed; that adequate audits
          are currently and regularly
          made; and, in conjunction with
          other officers, that measures
          and procedures are initiated
          and followed whereby the
          business of the Corporation
          and its subsidiaries shall be
          conducted with maximum effi-
          ciency and economy.  The
          Controller shall perform such
          other duties as may be
          assigned to him or her from
          time to time by the Chairman
          of the Board, Vice Chairman of
          the Board, President, or Board
          of Directors.

               Section 5.9
               Section 5.9
               Section 5.9____

                          ____

                          ____
                              _________
                              Assistant
                              _________
                              Assistant
                              _________
                              Assistant

          _________
          Officers.
          _________
          Officers.
          _________
          Officers.  Each Assistant Vice

          President, each Assistant
          Secretary, and each Assistant
          Treasurer shall have the usual
          powers and duties pertaining
          to his or her office, together
          with such other powers and
          duties as may be assigned to
          him or her by the Chairman of
          the Board, Vice Chairman of
          the Board, President, or the
          Board of Directors.

               Section 5.10
               Section 5.10
               Section 5.10___

                           ___

                           ___
                              __________
                              Vacancies.
                              __________
                              Vacancies.
                              __________
                              Vacancies.

           If the office of any officer
          or agent becomes vacant by
          reason of death, resignation,
          retirement, disqualification,
          removal from office, or
          otherwise, the Directors then
          in office, although less than
          a quorum, by a majority vote,
          may choose a successor or
          successors, who shall hold
          office for the unexpired term
          in respect of which said
          vacancy occurred.

               Section 5.11
               Section 5.11
               Section 5.11___

                           ___

                           ___
                              _________
                              Duties of
                              _________
                              Duties of
                              _________
                              Duties of

          __________________________
          Officers May Be Delegated.
          __________________________
          Officers May Be Delegated.
          __________________________
          Officers May Be Delegated.  In

          case of the absence of any
          Officer of the Corporation, or
          for any other reason that the
          Board of Directors may deem
          sufficient, the Board may
          delegate, for the time being,
          the powers or duties, or any
          of them of such officer to any
          other officer, or to any
          Director, providing a majority
          of the entire Board concur
          therein.

          Article VI
          Article VI
          Article VI

          104
          __________________________
          Indemnity of Directors and
          __________________________
          Indemnity of Directors and
          __________________________
          Indemnity of Directors and

          ________
          Officers
          ________
          Officers
          ________
          Officers

                                                                        105
               Section 6.1`
               Section 6.1`
               Section 6.1`___

                           ___

                           ___
                              __________
                              Indemnity.
                              __________
                              Indemnity.
                              __________
                              Indemnity.

           Each person who is now, or
          who shall hereafter become, a
          Director, officer, employee or
          agent of the Corporation,
          whether or not serving in one
          or more of such capacities at
          the time indemnification is
          sought or paid, and who is
          made a party defendant to any
          proceeding by reason of
          service in any one or more of
          such capacities shall be
          indemnified in the manner and
          to the maximum extent
          authorized by law against
          judgments, penalties, fines,
          settlements (approved by the
          Corporation) and reasonable
          expenses actually incurred in
          connection with such
          proceeding unless it is proved
          that the act or omission of
          such person was material to
          the cause of action
          adjudicated in the proceeding
          or, in the case of a
          settlement, to be adjudicated
          in the proceeding, and that
          (a) such act or omission (i)
          was committed in bad faith or
          (ii) was the result of active
          and deliberate dishonesty or
          (b) such person actually
          received an improper personal
          benefit in money, property or
          services or (c) in the case of
          any criminal proceeding, such
          person had reasonable cause to
          believe the act or omission
          was unlawful.  Such
          indemnification shall not be
          made unless authorized for a
          specific proceeding after a
          determination in accordance
          with Maryland law that the
          Director, officer, employee or
          agent has met the standard of
          conduct set forth in this
          paragraph.  Additionally, any
          such person who was not a
          Director or officer of the
          Corporation at the time of the
          commission of the act or the
          omission to act which is a
          subject of such proceeding may
          be indemnified to such further
          extent, if any, consistent
          with law, as may be provided

          106
          in any contract between the
          Corporation and such person
          and may be indemnified, but
          shall not be entitled to be
          indemnified, to such further
          extent, if any, consistent
          with law, as may be
          authorized, prospectively or
          retroactively, by the Board of
          Directors, the Chairman of the
          Board, the President or any
          other officer to whom such
          authority is delegated by the
          Board of Directors, the
          Chairman of the Board or the
          President.

               Section 6.2
               Section 6.2
               Section 6.2
          _____

          _____

          _____
               ________________________
               Advancement of Expenses.
               ________________________
               Advancement of Expenses.
               ________________________
               Advancement of Expenses.

           Payment or reimbursement in
          advance of the final
          disposition of any proceeding
          described in Section 6.1 of
          reasonable expenses incurred
          by any such person in
          defending such proceeding may
          be authorized by the Board of
          Directors or in the case of
          any such person who is not a
          Director, by the Chairman of
          the Board, the President or
          any other officer to whom such
          authority is delegated by the
          Board of Directors, the
          Chairman of the Board or the
          President; provided, however,
          that the Corporation shall
          have received:

                    (a) a written
          affirmation by such person of
          such person's good faith
          belief that the standard of
          conduct necessary for
          indemnification by the
          Corporation as authorized by
          law has been met; and

                    (b) a written
          undertaking by or on behalf of
          such person to repay all
          amounts so paid or reimbursed
          if it shall ultimately be
          determined that such standard
          of conduct has not been met.

          Nothing contained in this
          Section 6.2 shall be construed
          to require the Corporation to
          pay or reimburse any expenses
          incurred by any such person
          prior to the ultimate disposi-
          tion of such proceeding or to
          require the Corporation to pay
          or reimburse subsequent to the
          ultimate disposition of such
          proceeding any expenses
          incurred by any such person,
          except as provided in Section
          6.1.

               Section 6.3
               Section 6.3
               Section 6.3____

                          ____

                          ____
                              ________
                              Services
                              ________
                              Services
                              ________
                              Services

          ____________________
          in Other Capacities.
          ____________________
          in Other Capacities.
          ____________________
          in Other Capacities.  Service

          in the capacity of a Director,
          officer, employee or agent of
          the Corporation shall include
          service at the request of the
          Corporation as a director,
          officer, partner, trustee,
          fiduciary, employee or agent
          of any other corporation or of
          any partnership, joint
          venture, trust, other enter-
          prise, or employee benefit
          plan.  Any approval of any
          settlement may be made by the
          Board of Directors or, in the
          case of a settlement by any
          such person who is not a
          Director, by the Chairman of
          the Board, the President or
          any other officer to whom such
          authority is delegated by the
          Board of Directors, the
          Chairman of the Board or the
          President.  Except where
          reimbursement of expenses is
          ordered by a court, all
          determinations as to the
          reasonableness of any expenses
          shall be made by the persons
          authorizing reimbursement or
          payment thereof.

               Section 6.4
               Section 6.4
               Section 6.4 ___

                           ___

                           ___
                              __________
                              Rights not
                              __________
                              Rights not
                              __________
                              Rights not

          __________
          Exclusive.
          __________
          Exclusive.
          __________
          Exclusive.  The preceding

          rights to indemnification
          shall not be exclusive of and
          shall be in addition to any
          other rights to which such
          person would be entitled as a

          108
          matter of law in the absence
          of the preceding provisions.

          Article VII
          Article VII
          Article VII
          ______________________________
          Certain Administrative Matters
          ______________________________
          Certain Administrative Matters
          ______________________________
          Certain Administrative Matters


               Section 7.1
               Section 7.1
               Section 7.1____

                          ____

                          ____
                              _______
                              Checks.
                              _______
                              Checks.
                              _______
                              Checks.

          All checks or demands for
          money or notes of the
          Corporation shall be signed by
          such officer or officers as
          the Board of Directors may
          from time to time designate.

               Section 7.2
               Section 7.2
               Section 7.2____

                          ____

                          ____
                              ______
                              Fiscal
                              ______
                              Fiscal
                              ______
                              Fiscal

          _____
          Year.
          _____
          Year.
          _____
          Year.  The fiscal year shall

          begin the first day of January
          of each year.

               Section 7.3
               Section 7.3
               Section 7.3 ___

                           ___

                           ___
                              ______
                              Annual
                              ______
                              Annual
                              ______
                              Annual

          ___________
          Statements.
          ___________
          Statements.
          ___________
          Statements.  The Chairman of

          the Board or such other
          officer or officers of the
          Corporation as he or she may
          direct, shall annually prepare
          a full and true statement of
          the affairs of the
          Corporation, which shall be
          submitted at the annual
          meeting of the stockholders
          and filed within 20 days
          thereafter at the principal
          office of the Corporation in
          Baltimore, State of Maryland.

               Section 7.4
               Section 7.4
               Section 7.4 ___

                           ___

                           ___
                              _________
                              Amendment
                              _________
                              Amendment
                              _________
                              Amendment

          __________
          to Bylaws.
          __________
          to Bylaws.
          __________
          to Bylaws.  Any and all

          provisions of these bylaws may
          be altered, amended, or
          repealed and new bylaws be
          adopted only by the
          stockholders at a duly
          constituted meeting or by the
          vote of a majority of the
          entire Board of Directors at
          any meeting of the Board of
          Directors.

                                                                        109
               Section 7.5
               Section 7.5
               Section 7.5____

                          ____

                          ____
                              ________
                              Offices.
                              ________
                              Offices.
                              ________
                              Offices.

          The Principal office of the
          Corporation shall be in the
          City of Baltimore, State
          of Maryland.  The Corporation
          may also have a place of
          business in such other places
          as the Board of Directors may
          from time to time appoint or
          the business of the
          Corporation may require.

               Section 7.6
               Section 7.6
               Section 7.6 ___

                           ___

                           ___
                              _____
                              Seal.
                              _____
                              Seal.
                              _____
                              Seal.  The

          corporate seal shall have
          inscribed thereon the name of
          the Corporation, the year of
          its organization, and the
          words, ``
                  Corporate Seal,
          Maryland.''

                       -12-